UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2020

STAR PEAK ENERGY TRANSITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39455	85-1972187
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1603 Orrington Avenue, 13th Floor
Evanston, Illinois	60201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 905-4500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Units, each consisting of one share of	STPK.U	The New York Stock Exchange
Class A common stock, $0.0001 par
value, and one-third of one warrant
Shares of Class A common stock	STPK	The New York Stock Exchange
included as part of the units
Warrants included as part of the	STPK WS	The New York Stock Exchange
units, each whole warrant
exercisable for one share of Class A
common stock at an exercise price of $11.50

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement.

On December 3, 2020, Stark Peak Energy Transition Corp., a Delaware corporation (“STPK”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with STPK Merger Sub Corp., a Delaware corporation and wholly-owned subsidiary of STPK (“Merger Sub”), and Stem, Inc., a Delaware corporation (“Stem”).

Pursuant to the terms of the Merger Agreement, a business combination between STPK and Stem will be effected through the merger of Merger Sub with and into Stem, with Stem surviving as a wholly-owned subsidiary of STPK (the “Merger”). Immediately prior to the effective time of the Merger (the “Effective Time”), each outstanding share of Stem common stock, including common stock held by prior owners of Stem preferred stock (“Existing Stem Common Stock”), will be cancelled and converted into the right to receive a pro rata portion of an aggregate amount of 65,000,000 shares of common stock of STPK, par value $0.0001 (“New Stem Common Stock”) on a fully diluted basis, inclusive of New Stem Common Stock allocated to the Stem Options (as defined below) and certain Stem Warrants that are outstanding as of the effective time of the Merger, pursuant to the terms and subject to the conditions set forth in the Merger Agreement, as more fully set forth under “Consideration” below.

Consideration

Under the terms of the Merger Agreement, immediately prior to the Effective Time, each outstanding share of Existing Stem Common Stock (other than shares owned by Stem as treasury stock and restricted shares), after giving effect to the Preferred Conversion, Convertible Notes Conversion and Warrant Exercise (as discussed below) will be cancelled and converted into the right to receive a pro rata portion of 65,000,000 shares of New Stem Common Stock, on a fully diluted basis, inclusive of New Stem Common Stock allocated to the Stem Options and certain Stem Warrants that are outstanding as of the effective time of the Merger. Each share of Existing Stem Common Stock owned by Stem as treasury stock will be canceled for no consideration.

Equity Conversions

In addition, as of the Effective Time, each option to purchase Existing Stem Common Stock (“Stem Option”), whether vested or unvested, that is outstanding immediately prior to the Effective Time will be assumed and converted into an option with respect to a number of shares of New Stem Common Stock in the manner set forth in the Merger Agreement, without any further action on the part of Stem, STPK or the holder thereof.

Immediately prior to the Effective Time, Stem’s outstanding preferred shares will convert into shares of Existing Stem Common Stock (the “Preferred Conversion”). Certain Pre-Closing Holders of convertible promissory notes issued by Stem (the “Convertible Promissory Notes”), have entered into that certain Amendment No. 3 to the Subordinated Convertible Promissory Notes, dated as of November 27, 2020, pursuant to which the requisite majority of noteholders have voted to amend the Convertible Promissory Notes to provide that all Convertible Promissory Notes then outstanding will, immediately prior to the Effective Time, be converted into Existing Stem Common Stock (the “Convertible Notes Conversion”).

In connection with Stem’s entry into the Merger Agreement, certain Pre-Closing Holders of Stem’s outstanding warrants will enter into Warrant Exercise Agreements, each substantially in the form attached to the Merger Agreement, pursuant to which all Stem warrants held by such Pre-Closing Holders will, immediately prior to the Effective Time, be exercised into Existing Stem Common Stock (the “Warrant Exercise”).

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, (a) entity organization, formation and authority, (b) capital structure, (c) authorization to enter into the Merger Agreement, (d) licenses and permits, (e) taxes, (f) financial statements, (g) real property, (h) material contracts, (i) title to assets, (j) absence of changes, (k) employee matters, (l) compliance with laws, (m) litigation, (n) transactions with affiliates and (o) regulatory matters. The representations and warranties of the parties do not survive the Closing.

Covenants

The Merger Agreement includes covenants of Stem with respect to operation of the business prior to consummation of the Merger. The Merger Agreement also contains additional covenants of the parties, including, among others, (a) requirement to make appropriate filings pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR”), (b) the use of reasonable best efforts to obtain the financing from the PIPE Investors (as defined below) (and for Stem to reasonably cooperate with STPK in connection thereto) and (c) preparation and filing of a registration statement on Form S-4 relating to the Merger and containing a proxy statement of STPK (the “Registration Statement / Proxy Statement”).

The Merger Agreement also contains exclusivity provisions prohibiting (a) Stem and its subsidiaries from initiating, soliciting, entertaining or otherwise encouraging an Acquisition Proposal (as defined in the Merger Agreement) (subject to limited exceptions specified therein) or entering into any contracts or agreements in connection therewith and (b) STPK from issuing an indication of interest, memorandum of understanding, letter of intent or other similar agreement with respect to a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination other that with respect to the transactions with Stem contemplated by the Merger Agreement.

New Incentive Plan

In connection with the Closing, STPK will adopt the New Incentive Plan (as defined in the Merger Agreement) subject to the receipt of STPK stockholder approval.

Conditions to Consummation of the Transactions

Consummation of the Transactions is generally subject to customary conditions of the respective parties, and conditions customary to special purpose acquisition companies, including (a) expiry or termination of all applicable waiting periods under HSR, (b) the absence of any law or governmental order, threatened or pending, preventing the consummation of the Merger, (c) the effectiveness of the Registration Statement / Proxy Statement, (d) the STPK Class A Shares to be issued in the Merger having been listed on NYSE upon the Closing, and otherwise satisfying the applicable listing requirements of NYSE, and (e) receipt of shareholder approval from shareholders of each of STPK and Stem for consummation of the Merger. In addition, Stem also has the right to not consummate the Merger in the event that (i) STPK has net tangible assets following the redemptions of less than $5,000,001 and (ii) the cash proceeds available in the trust account, together with the cash proceeds received at Closing in respect of the various financing transactions contemplated by the Merger Agreement (including from the PIPE Investors (discussed below)), is less than $200,000,000 (after giving effect to payments in respect of any redemptions by STPK’s stockholders in connection with the Merger).

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including by mutual written consent or if the Transactions have not been consummated on or prior to June 3, 2021 (subject to extensions for delays as set forth in the Merger Agreement).

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement and the Transactions is not complete and is subject to, and qualified in its entirety by, reference to the actual agreement. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information in one or more confidential disclosure letters prepared in connection with the execution and delivery of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about STPK, Stem or the other parties at the time they were made or otherwise and should only be read in conjunction with the other information that STPK makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission (the “SEC”).

Support Agreements

In connection and concurrent with the execution of the Merger Agreement, certain holders representing approximately 71% of outstanding Stem Preferred Stock and the Existing Stem Common Stock (determined on an as-converted basis) (“Supporting Holders”) entered into support agreements (the “Support Agreements”) with STPK. Under the Support Agreements, the Supporting Holders agreed, among other things, to execute and deliver a written consent (a) adopting the Merger Agreement and the consummation of the transactions contemplated thereby, after the Registration Statement / Proxy Statement is declared effective by the SEC and (b) to effect a conversion of all of the preferred stock of Stem designated as “Senior Preferred Stock.”

A copy of the form of Support Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and may include such changes as are negotiated between the parties thereto. The foregoing description of the Support Agreement is not complete and is subject to, and qualified in its entirety by, reference to the form thereof filed herewith.

Lock-up Agreements

In connection with the execution of the Merger Agreement, certain Pre-Closing Holders entered into certain lock-up agreements (the “Lock-up Agreements”) with STPK and Stem. Pursuant to the Lock-up Agreements certain holders of Restricted Securities (as defined therein) have agreed, among other things, to be subject to a lock-up period which will last from the Closing until the earlier of (i) the six month anniversary of the Closing and (ii) the date after the Closing on which STPK completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction (the “Lock-up Period”) in respect of their Restricted Securities. During this lock-up period, the holders of Restricted Securities may not transfer any Restricted Securities or engage in any short sales or other hedging or derivative transactions, subject to certain limited exceptions.

A copy of the form of Lock-up Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference, and may include such changes as are negotiated between the parties thereto. The foregoing description of the Lock-up Agreement is not complete and is subject to, and qualified in its entirety by, reference to the form thereof filed herewith.

PIPE Financing

On December 3, 2020, STPK entered into subscription agreements (each, a “Subscription Agreement”) with certain investors (the “PIPE Investors”) pursuant to which, among other things, the PIPE Investors have agreed to subscribe for and purchase, and STPK has agreed to issue and sell to the PIPE Investors, an aggregate of 22,500,000 shares of New Stem Common Stock for an aggregate purchase price of $225,000,000 on the date of Closing, on the terms and subject to the conditions set forth therein. The Subscription Agreement contains customary representations and warranties of STPK, on the one hand, and each PIPE Investor, on the other hand, and customary conditions to closing, including the consummation of the transactions contemplated by the Merger Agreement. The form of the Subscription Agreement is attached as Exhibit 10.3 hereto and is incorporated herein by reference. The foregoing description of the Subscription Agreement is not complete and is subject to, and qualified in its entirety by, reference to the form filed herewith.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above under the heading “PIPE Financing” in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02. The New Stem Common Stock to be issued and sold to the PIPE Investors will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On December 4, 2020, STPK issued a press release announcing the execution of the Merger Agreement. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Furnished herewith as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that was used by STPK in connection with the sale of New Stem Common Stock to the PIPE Investors.

Furnished herewith as Exhibit 99.3 is the transcript of a joint conference call held by STPK and Stem in connection with the announcement of their entry into the Merger Agreement.

The foregoing (including the information presented in Exhibits 99.1, 99.2 and 99.3) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act. The submission of the information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Item 7.01, including the information presented in Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, that is provided solely in connection with Regulation FD.

Additional Information

The proposed transactions will be submitted to stockholders of STPK for their consideration and approval at a special meeting of stockholders. In connection with the proposed transactions, STPK intends to file a Registration Statement on Form S-4 (the “Registration Statement”) with the SEC, which will include a preliminary and a definitive proxy statement / consent solicitation / prospectus to be distributed to STPK stockholders in connection with STPK’s solicitation for proxies for the vote by STPK’s stockholders in connection with the proposed transactions and other matters as described in such Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Stem’s stockholders in connection with the completion of the Merger. After the Registration Statement has been filed and declared effective, STPK will mail a definitive proxy statement / consent solicitation / prospectus and other relevant documents to its stockholders as of the record date established for voting on the proposed transactions. Investors and security holders of STPK are advised to read, when available, the preliminary proxy statement, and any amendments thereto, and the definitive proxy statement in connection with STPK’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed transaction because the proxy statement / consent solicitation / prospectus will contain important information about the proposed transaction and the parties to the proposed transaction. Stockholders will also be able to obtain copies of the proxy statement / consent solicitation / prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Star Peak Energy Transition Corp., 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

STPK and Stem and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of STPK’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of STPK’s stockholders in connection with the proposed business combination will be set forth in STPK’s registration statement / consent solicitation / proxy statement when it is filed with the SEC. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of STPK’s directors and officers in STPK’s filings with the SEC and such information will also be in the Registration Statement to be filed with the SEC by STPK, which will include the proxy statement / consent solicitation / prospectus of STPK for the proposed transaction.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or STPK’s or Stem’s future financial or operating performance. For example, projections of future revenue and adjusted EBITDA and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “or“ or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by STPK and its management, and Stem and its management, as the case may be, are inherently uncertain factors that may cause actual results to differ materially from current expectations include, but are not limited to: 1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive merger agreement with respect to the business combination; 2) the outcome of any legal proceedings that may be instituted against STPK, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; 3) the inability to complete the business combination due to the failure to obtain approval of the stockholders of STPK, to obtain financing to complete the business combination or to satisfy other conditions to closing; 4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; 5) the ability to meet the NYSE’s listing standards following the consummation of the business combination; 6) the risk that the business combination disrupts current plans and operations of Stem as a result of the announcement and consummation of the business combination; 7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; 8) costs related to the business combination; 9) changes in applicable laws or regulations; 10) the possibility that Stem or the combined company may be adversely affected by other economic, business and/or competitive factors; 11) Stem’s estimates of its financial performance; 12) the impact of the novel coronavirus disease pandemic and its effect on business and financial conditions; and 13) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in STPK’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. There may be additional risks that STPK and Stem presently do not know or that STPK and Stem currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither STPK nor Stem undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1†	Agreement and Plan of Merger, dated as of December 3, 2020, by and among Star Peak Energy Transition Corp., STPK Merger Sub Corp., and Stem, Inc.
10.1	Form of Support Agreement
10.2	Form of Lock-up Agreement
10.3	Form of Subscription Agreement
99.1	Press Release, dated December 4, 2020
99.2	Investor Presentation, dated December 4, 2020
99.3	Conference Call Transcript

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2020

STAR PEAK ENERGY TRANSITION CORP.

By:	/s/ Eric Scheyer
Name:	Eric Scheyer
Title:	Chief Executive Officer